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                                  UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

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                                   FORM 8-K



                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


Date of report:                                          February 13, 2004
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(Date of earliest event reported):                       February 12, 2004
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                                LOEWS CORPORATION
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                  (State or other jurisdiction of Incorporation)


       1-6541                                                   13-2646102
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   (Commission                                            (IRS Employer
    File Number                                            Identification No.)


667 Madison Avenue, New York, N.Y.                             10021-8087
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(Address of principal executive offices)                       (Zip code)



Registrant's telephone number, including area code           (212) 521-2000
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                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 7.  Financial Statements and Exhibits

      (c)    Exhibits:

       Exhibit No.  Description

             99.1 Loews Corporation press release, issued February 12, 2004, providing information on fourth quarter and full-year 2003 results of operations.

             99.2                 Carolina Group press release, issued
                                  by Loews Corporation February 12, 2004,
                                  providing information on fourth quarter and full-year 2003 results of operations.

Item 12.  Results of Operations and Financial Condition

  The information in this Current Report is being furnished and shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

  On February 12, 2004, Registrant issued a press release for Loews Corporation and a separate press release for the Carolina Group providing information on their results of operations for the fourth quarter and full-year of 2003. The press releases are furnished as Exhibits 99.1 and 99.2 to this Form 8-K.


                                 SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 LOEWS CORPORATION
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                                                 (Registrant)




Dated:  February 13, 2004                    By:    /s/  Gary W. Garson
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                                                 Gary W. Garson
                                                 Senior Vice President
                                                 General Counsel and Secretary

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